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                                                            Exhibit 99


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 8-K of our report dated January 31, 1997 on MidCon Corp.'s consolidated financial statements for the year ended December 31, 1996.


                                             /s/  ARTHUR ANDERSEN LLP

Chicago, Illinois
January 16, 1998